                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                         Beacon Capital Partners, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                         BEACON CAPITAL PARTNERS, INC.
                         ONE FEDERAL STREET, 26TH FLOOR
                          BOSTON, MASSACHUSETTS 02110

                            ------------------------

                                                                    May 28, 1999

Dear Stockholder,

    You are cordially invited to attend the Annual Meeting of Stockholders of Beacon Capital Partners, Inc. (the "Company") to be held on Tuesday, June 22, 1999 at 3:00 p.m. at the offices of Goodwin, Procter & Hoar LLP, Exchange Place, Boston, Massachusetts (the "Annual Meeting").

    The Annual Meeting has been called for the purpose of (i) electing Alan M. Leventhal and Robert M. Melzer as Class I Directors, each for a three-year term;
(ii) ratifying the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1999; and (iii) considering and voting upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

    The Board of Directors has fixed the close of business on April 28, 1999 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

    The Board of Directors of the Company recommends that you vote "FOR" the election of Alan M. Leventhal and Robert M. Melzer as Class I Directors of the Company and "FOR" the ratification of the appointment of Ernst & Young LLP as the independent auditors of the Company.

    IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                          Very truly yours,

                                          Alan M. Leventhal
                                          CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                         BEACON CAPITAL PARTNERS, INC.
                         ONE FEDERAL STREET, 26TH FLOOR
                          BOSTON, MASSACHUSETTS 02110
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 22, 1999
                            ------------------------

    NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders (the "Annual Meeting") of Beacon Capital Partners, Inc. (the "Company") will be held on Tuesday, June 22, 1999 at 3:00 p.m. at the offices of Goodwin, Procter & Hoar LLP, Exchange Place, Boston, Massachusetts, for the following purposes:

1. To elect Alan M. Leventhal and Robert M. Melzer, each as a director to serve until the 2002 Annual Meeting of Stockholders and until his successor is duly elected and qualified.

2. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1999.

3. To transact such other business that may be properly brought before the Annual Meeting and at any adjournments thereof.

    Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned.

    The Board of Directors has fixed the close of business on April 28, 1999 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Only stockholders of record of the Company's common stock, par value $0.01 per share (the "Common Stock"), at the close of business on that date will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof.

    You are requested to fill in and sign the enclosed Proxy Card, which is being solicited by the Board of Directors, and to mail it promptly in the enclosed postage-prepaid envelope. Any proxy delivered by a holder of Common Stock may be revoked by a writing delivered to the Company stating that the proxy is revoked or by delivery of a later dated proxy. Stockholders of record of the Company's Common Stock who attend the Annual Meeting may vote in person, even if they have previously delivered a signed proxy.

                                          By Order of the Board of Directors,
                                          Kathleen M. McCarthy
                                          SECRETARY
Boston, Massachusetts
May 28, 1999

    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE YOUR SHARES OF COMMON STOCK IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                         BEACON CAPITAL PARTNERS, INC.
                         ONE FEDERAL STREET, 26TH FLOOR
                          BOSTON, MASSACHUSETTS 02110

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                    FOR 1999 ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD ON JUNE 22, 1999

                                                                    May 28, 1999

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Beacon Capital Partners, Inc. (the "Company") for use at the 1999 Annual Meeting of Stockholders of the Company to be held on Tuesday, June 22, 1999 and at any adjournments thereof (the "Annual Meeting"). At the Annual Meeting, stockholders will be asked to (i) vote upon the election of two directors of the Company; (ii) vote on the ratification of the appointment of the Company's independent auditors; and (iii) act upon any other matters properly brought before them.

    This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to stockholders on or about May 28, 1999. The Board of Directors has fixed the close of business on April 28, 1999 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting (the "Record Date"). Only stockholders of record of the Company's common stock, par value $0.01 per share (the "Common Stock"), will be entitled to receive notice of and to vote at the Annual Meeting. As of the Record Date, there were 20,973,932 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Holders of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held.

    The presence in person or by proxy of stockholders entitled to cast a majority of all of the votes entitled to be cast at the meeting constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and "broker non-votes" (i.e., shares represented at the Annual Meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting. With respect to the election of directors, a plurality of all the votes cast at the meeting at which a quorum is present is sufficient to elect a director. Votes may be cast in favor of or withheld from any nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Broker non-votes will have no effect on the outcome of the election of the directors. With respect to the proposal to ratify the selection of independent auditors, a majority of all the votes cast at the meeting at which a quorum is present is sufficient to approve or ratify the proposal. Abstentions and broker non-votes will have the effect of a vote against Proposal 2.

    STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. SHARES REPRESENTED BY A PROPERLY EXECUTED PROXY RECEIVED PRIOR TO THE VOTE AT THE ANNUAL MEETING AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING AS DIRECTED ON THE PROXY. IF A PROPERLY EXECUTED PROXY IS SUBMITTED BUT NOT MARKED AS TO A PARTICULAR ITEM, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE TWO NOMINEES TO THE BOARD OF DIRECTORS OF THE COMPANY NAMED IN THIS PROXY STATEMENT AND FOR PROPOSAL 2. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN THE TWO PROPOSALS SET FORTH ABOVE WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

    A stockholder of record of the Company's Common Stock may revoke a proxy at any time before it has been exercised by filing a written revocation with the Secretary of the Company at the address of the Company set forth above, by filing a duly executed proxy bearing a later date, or by appearing in person and voting by ballot at the Annual Meeting. Any stockholder of record of the Company's Common Stock as of the Record Date attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy.

    The Company's 1998 Annual Report, including financial statements for the fiscal year ended December 31, 1998, was mailed to stockholders on or about March 29, 1999. A copy of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission may be obtained without charge by writing to Beacon Capital Partners, Inc., One Federal Street, 26th Floor, Boston, Massachusetts 02110, Attention: Secretary.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    As of May 25, 1999, the Board of Directors of the Company was expanded from five members to six members. Robert M. Melzer was appointed as a Class I director to fill the resulting vacancy. The Board of Directors is divided into three classes with two directors in each class and one class of directors being elected by the Company's stockholders at each Annual meeting. Directors serve for three-year terms and until their successors are duly elected and qualified.

    At the Annual Meeting, two Class I directors will be elected to serve until the 2002 Annual Meeting and until their successors are duly elected and qualified or until earlier resignation or removal. The Board of Directors has nominated Alan M. Leventhal and Robert M. Melzer for re-election as the Class I directors (the "Nominees"). The Board of Directors anticipates that each Nominee will serve as a director if elected. Each Nominee has agreed to stand for re-election and, if elected, to serve as a director. However, if either Nominee is unable to accept election, the proxies will be voted for the election of such other persons as the Board of Directors may recommend.

REQUIRED VOTE AND RECOMMENDATION

    Only stockholders of record of the Company's Common Stock are entitled to vote on this proposal. Proxies will be voted for the Nominees unless contrary instructions are set forth on the enclosed Proxy Card. A quorum being present, a Nominee shall be elected by a plurality of all the votes cast at the meeting. Accordingly, abstentions and broker non-votes will have no effect on this proposal.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES.

INFORMATION REGARDING THE NOMINEES AND THE EXECUTIVE OFFICERS

    The following table and biographical descriptions set forth certain information with respect to the Nominees for election as directors and those directors continuing in office after the Annual Meeting, as well as the executive officers of the Company who are not directors, based on information furnished to the Company by the Nominees, the continuing directors and the executive officers. There is no family relationship between any director or executive officer of the Company. Unless otherwise specified, the following information is as of May 25, 1999 and is based upon 20,973,932 shares of Common Stock outstanding at the close of business on such date.

                                                                                              DIRECTOR
NAME                                                                                AGE         SINCE
------------------------------------------------------------------------------      ---      -----------
CLASS I
Alan M. Leventhal*............................................................      46             1998
Robert M. Melzer*.............................................................      58             1999
CLASS II
Lionel P. Fortin..............................................................      55             1998
Stephen T. Clark(1)(2)........................................................      43             1998
CLASS III
Steven Shulman(1)(2)..........................................................      58             1998
Scott M. Sperling(1)(2).......................................................      41             1998

------------------------

*   Nominee for re-election.

(1) Member of the Audit Committee.

(2) Member of the Compensation Committee.

    The principal occupation for the last five years of each of the directors and executive officers, as well as other related information, is set forth below.

Class I Directors--Term to expire in 1999--Nominees for election at the 1999
  Annual Meeting.

    ALAN M. LEVENTHAL. Mr. Leventhal is co-founder of the Company and serves as Chairman, a Class I Director with a term expiring in 1999, and Chief Executive Officer. Prior to founding the Company, Mr. Leventhal served as President and Chief Executive Officer of Beacon Properties Corporation ("Beacon Properties"), one of the largest REITs in the United States. The portfolio of Beacon Properties included 124 office properties nationwide, comprising approximately
18.8 million square feet. Beacon Properties was merged with Equity Office Properties Trust in December 1997. Mr. Leventhal received his Bachelor's degree in Economics from Northwestern University in 1974 and a Master of Business Administration from the Amos Tuck School of Business Administration at Dartmouth College in 1976. Mr. Leventhal is a Trustee of Boston University and the New England Aquarium Corporation and recently served as First Vice Chair of the National Association of Real Estate Investment Trusts ("NAREIT"). He is also a member of the Visiting Committee of Northwestern University and the Board of Overseers of WGBH, Beth Israel Deaconess Medical Center, and the Museum of Science in Boston. Mr. Leventhal has lectured at the Amos Tuck School of Business Administration at Dartmouth College and the Massachusetts Institute of Technology Center for Real Estate. Mr. Leventhal has been awarded the Realty Stock Review's "Outstanding CEO Award" for 1996, 1997 and 1998 and the Commercial Property News' "Office Property Executive of the Year Award" for 1996.

    ROBERT M. MELZER. Mr. Melzer was appointed to the Board of Directors in May 1999 as a Class I Director. Since 1992, Mr. Melzer has been the President and Chief Executive Officer of Property Capital Trust ("Property Capital"), a publicly traded REIT listed on the American Stock Exchange until July 1998. Through November 1996, Mr. Melzer was also the Chief Financial Officer of Property Capital. Mr. Melzer serves as a director of Genesee & Wyoming Inc., a transportation company; Trustee of MGI Properties, a publicly traded REIT; and Trustee of Beth Israel Deaconess Medical Center. From 1997 to 1998, Mr. Melzer served as a director of Red Lion Properties, Inc., a hotel holding company, and he has previously served as a member of the Board of Governors of NAREIT. Mr. Melzer received his Bachelor of Arts degree in Economics from Cornell University in 1961 and a Masters in Business Administration from Harvard Business School in 1969.

Class II Continuing Directors--Term to expire in 2000.

    LIONEL P. FORTIN. Mr. Fortin is co-founder of the Company and serves as President, Chief Operating Officer, and a Class II Director with a term expiring in 2000. He served as Executive Vice President, Chief Operating Officer and a Director of Beacon Properties. From May 1994 through February 1995, Mr. Fortin served as Chief Financial Officer of Beacon Properties. Mr. Fortin has lectured at the Massachusetts Institute of Technology Center for Real Estate. Mr. Fortin graduated from Bentley College in 1968 and is a member of the American Institute of Certified Public Accountants and the Massachusetts Society of Certified Public Accountants.

    STEPHEN T. CLARK. Mr. Clark serves as a Class II Director with a term expiring in 2000. Since 1995, Mr. Clark has been President of Cypress Realty, Inc., a real estate investor and developer based in Houston, Texas. Previously, Mr. Clark served as Managing Director of Harvard Private Capital Group where he directed the group responsible for real estate investment and management activities. Prior to joining Harvard Private Capital Group, Mr. Clark was a partner in Clark-Pilgrim Limited Partnership and in Trammell Crow Company where he was responsible for office and industrial activities in Philadelphia and Delaware. Mr. Clark has extensive investment experience in developmental and distressed real estate assets. He received a Masters in Business Administration degree from Harvard Business School and received his undergraduate degree from Duke University. Mr. Clark serves as Chairman of the Board of Abacoa Development Company and Cypress Senior Living, Inc.

Class III Continuing Directors--Term to expire in 2001.

    STEVEN SHULMAN. Mr. Shulman serves as a Class III Director with a term expiring in 2001. He served as a Director of Beacon Properties from 1995 to 1997. Since 1984, Mr. Shulman has been active in investment banking through his wholly owned company, The Hampton Group, and Latona Associates, Inc. where he serves as a Managing Director. Currently, Mr. Shulman is a shareholder and director in a diversified group of companies, including Ermanco Incorporated, Corinthian Directory, Terrace Food Group, Inc. and WPI Group, Inc. In addition, he serves as Non-Executive Chairman of Terrace Food Group, Inc. Mr. Shulman is a graduate of Stevens Institute of Technology where he received a Bachelor's degree in Mechanical Engineering and a Master's degree in Industrial Management. Mr. Shulman serves as Vice Chairman of the Board of Stevens Institute of Technology.

    SCOTT M. SPERLING. Mr. Sperling serves as a Class III Director with a term expiring in 2001. He served as a Director of Beacon Properties from 1994 to 1997. Mr. Sperling joined Thomas H. Lee Co., a Boston-based investment firm, as a general partner in September 1994. Previously, Mr. Sperling served as Managing Partner and Vice Chairman of the Aeneas Group, Inc./Harvard Management Company from 1984 through 1994. He is currently a director of Livent, Inc., The Learning Company, Inc., GenTek Inc., Fisher Scientific International, Inc., Safelite Glass Corp. and several private firms. He received a Master of Business Administration degree from the Harvard Business School and received his undergraduate degree from Purdue University.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

    WILLIAM A. BONN. Mr. Bonn, age 47, serves as Senior Vice President of, and General Counsel to, the Company. Mr. Bonn served as General Counsel to Beacon Properties prior to joining the Company. From 1987 to 1997, Mr. Bonn served as General Counsel and Senior Vice President for Property Capital Trust, a Boston-based REIT. From 1978 to 1987, Mr. Bonn held various positions as an attorney with The Prudential Insurance Company of America. From 1976 to 1978, Mr. Bonn was involved in the private practice of law in Los Angeles. Mr. Bonn currently serves as Co-Chairman of the Government Relations Committee of NAREIT. Mr. Bonn holds a Bachelor of Science degree from the University of California at San Diego and a Juris Doctor degree from the University of San Diego.

He is admitted to practice law in Massachusetts, New York and California, and is a member of the American, California and Boston Bar Associations.

    JEREMY B. FLETCHER. Mr. Fletcher, age 50, serves as Senior Vice President and Chief Executive of Beacon Capital Partners West, a division of the Company. Mr. Fletcher served as Senior Vice President and Chief Executive of Beacon Properties West, a division of Beacon Properties, prior to joining the Company. Before joining Beacon Properties, Mr. Fletcher was a Managing Director of Insignia Commercial Group, Inc. in Los Angeles. From 1983 to July 1996, Mr. Fletcher was with the Paragon Group, Inc., where he served as General Partner/Senior Vice President of the Southern California/ Arizona Region. Mr. Fletcher received his Bachelor's degree from Albion College. He is a member of the Urban Land Institute (ULI), Real Estate Investment Advisory Council (REIAC), and National Association of Industrial and Office Properties (NAIOP) and is a licensed real estate broker in California.

    JOHN HALSTED. Mr. Halsted, age 34, serves as Senior Vice President of the Company and, upon formation of a sister corporation to the company, will also serve as the sister corporation's Chief Investment Officer. Prior to joining the Company, Mr. Halsted was Vice President of Harvard Private Capital Group. He joined Harvard Private Capital Group in 1993 and was responsible for the origination and management of investments in specialty finance, retail and energy companies. From 1991 to 1993, Mr. Halsted was an Associate with Simmons & Company, an investment banking firm based in Houston, Texas. Mr. Halsted earned his Master of Business Administration from The Harvard Business School and a degree in economics from The University of California at Berkeley.

    DOUGLAS S. MITCHELL. Mr. Mitchell, age 56, serves as Senior Vice President--Development of the Company. Mr. Mitchell served as the Senior Vice President, Leasing/Management and Development of Beacon Properties and as President of the Beacon Properties Management Company from 1994 until 1997. He joined the Beacon Properties organization in 1964 and has extensive experience in leasing, management and development. He graduated from the Wentworth Institute in 1962 and is a member of the Greater Boston Real Estate Board. Mr. Mitchell is also a licensed real estate broker in Massachusetts and New York.

    ERIN R. O'BOYLE. Ms. O'Boyle, age 39, serves as Senior Vice President and Chief Investment Officer of the Company. Prior to joining the Company, Ms. O'Boyle served as Vice President, Acquisitions for Beacon Properties, where she was responsible for negotiating over $1.8 billion of investment opportunities. Ms. O'Boyle joined Beacon Properties in 1986 and has held positions in asset management and development. Ms. O'Boyle received her Bachelor of Science degree in structural engineering from the University of Delaware and her Master of Science degree in real estate development from the Massachusetts Institute of Technology. Ms. O'Boyle is the past chair of the Alumni Association for the Massachusetts Institute of Technology Center for Real Estate, is past president of the New England Women in Real Estate ("NEWIRE"), and currently is on the board of the Northeast chapter of REIAC.

    RANDY J. PARKER. Mr. Parker, age 40, serves as Senior Vice President and Chief Financial Officer of the Company. Before joining the Company, Mr. Parker was Vice President, Investor Relations for Beacon Properties, where he was responsible for managing the relationships with institutional stockholders and analysts. Prior to joining Beacon Properties, Mr. Parker was Senior Vice President and Portfolio Manager at Aldrich Eastman & Waltch ("AEW"), where he was responsible for the management of over $400 million of investment portfolios on behalf of institutional clients. During his eight year tenure at AEW, Mr. Parker also held positions in asset management and investment origination. Mr. Parker was also previously associated with JMB/Federated Realty, where he served as Project Manager for various retail development projects. Mr. Parker holds a Master of Business Administration degree from the Wharton School, University of Pennsylvania and a Bachelor of Architecture degree from the University of Kentucky.

    THOMAS RAGNO. Mr. Ragno, age 37, serves as Senior Vice President--Management and Leasing of the Company. Prior to joining the Company, Mr. Ragno served as Vice President, Property Management of Beacon Properties where he directly supervised property management operations in the Boston metropolitan region consisting of approximately 8.0 million square feet and 170 employees. Prior to serving in that position, he was responsible for the leasing of Beacon Properties' downtown office portfolio of 5 million square feet. Mr. Ragno joined Beacon Properties in 1986 and has held various positions in leasing and project management. Mr. Ragno holds a Master of Science degree in Civil Engineering from the Massachusetts Institute of Technology and a Bachelor of Science degree in Civil Engineering and Engineering & Public Policy from Carnegie-Mellon University. He is a member of the Board of Directors of the Greater Boston Building Owners and Managers Association (BOMA). He is a licensed real estate salesperson in Massachusetts.

    E. VALJEAN WHEELER. Mr. Wheeler, age 54, serves as Senior Vice President and Chief Executive of Beacon Capital Partners Central, a division of the Company. Mr. Wheeler served as Senior Vice President and Chief Executive of Beacon Properties Midwest, a division of Beacon Properties, prior to joining the Company. Before joining Beacon Properties, Mr. Wheeler held various senior management positions with Equity Office Holdings, L.L.C. beginning in 1989, and served as President and Chief Operating Officer from 1995 to 1997. He also held various senior management positions with the Broe Companies and Williams Realty Corporation. Mr. Wheeler graduated from Oklahoma State University with a Bachelor of Science degree in Education. He is a member of the Urban Land Institute (ULI) and serves on the Board of Trustees of the Center for Urban Land Economics Research at the University of Wisconsin--Madison.

BOARD OF DIRECTORS AND ITS COMMITTEES

    BOARD OF DIRECTORS. The Company is currently managed by a six member Board of Directors, a majority of whom are independent of the Company's management. The Board of Directors met two times in person and held five telephonic meetings during 1998. Each of the directors attended at least 75% of the total number of meetings of the Board of Directors and meetings of the committees of the Board of Directors that he was eligible to attend during 1998.

    AUDIT COMMITTEE. The Board of Directors has established an Audit Committee consisting of Messrs. Clark, Shulman and Sperling, with Mr. Shulman serving as Chairman. Mr. Fortin serves as an EX-OFFICIO member of the Audit Committee. The Audit Committee makes recommendations concerning the engagement of independent auditors, reviews the plans and results of the audit engagement with the independent auditors, approves professional services provided by the independent auditors, reviews the independence of the independent auditors, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. The Audit Committee met one time during 1998.

    COMPENSATION COMMITTEE. The Company's Board of Directors has established a Compensation Committee to determine compensation for the Company's executive officers. The current members of the Compensation Committee are Messrs. Clark, Shulman and Sperling, with Mr. Sperling serving as Chairman. Mr. Leventhal serves as an EX-OFFICIO member of the Compensation Committee. The Compensation Committee has authority to grant awards under the Company's Stock Incentive Plan and Long-Term Incentive Plan to officers, employees and directors of the Company and its subsidiaries. The Compensation Committee met one time during 1998.

    The Board of Directors does not have a standing nominating committee. The full Board of Directors performs the function of such a committee.

DIRECTOR COMPENSATION

    Each director who is not an employee of the Company (the "Independent Directors") receives an annual director's fee of $20,000. Each Independent Director also receives:

    - $1,000 for each regular quarterly or special meeting of the Board of Directors attended;

    - $1,000 for each committee meeting attended; and

    - $250 for each special telephonic committee meeting or meeting of the Board of Directors in which the Independent Director participates.

    Independent Directors are also reimbursed for reasonable expenses incurred to attend director and committee meetings. Independent Directors may elect in lieu of cash fees to receive either:

    - options to purchase Common Stock at a discount to fair market value; or

    - deferred stock units.

    These compensation elections must be approved by the Compensation Committee. Independent Directors also receive (upon initial election to the Board of Directors) an option to purchase 5,000 shares of Common Stock. Each subsequent year they receive an option to purchase an additional 5,000 shares of Common Stock. All options granted to Independent Directors vest on the date of grant. Any officer of the Company who is also a director will not be paid any directors' fees.

                             EXECUTIVE COMPENSATION

    The following table sets forth, for the fiscal year ended December 31, 1998 ("Fiscal 1998"), the annual compensation awarded to the Company's Chief Executive Officer and the four most highly compensated executive officers at the end of Fiscal 1998 who earned in excess of $100,000 during Fiscal 1998 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                                LONG-TERM
                                                                                               COMPENSATION
                                                                                                  AWARDS
                                                                            ANNUAL           ----------------
                                                                         COMPENSATION           SECURITIES
                                                                   ------------------------     UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION                               YEAR     SALARY ($)    BONUS ($)   OPTIONS (SHARES)  COMPENSATION ($)
------------------------------------------------------  ---------  -----------  -----------  ----------------  ----------------

Alan M. Leventhal.....................................       1998     193,173      300,000         500,000           3,109(1)
  Chairman of the Board
  and Chief Executive Officer

Lionel P. Fortin......................................       1998     193,173      300,000         500,000           4,640(1)
  President and Chief Operating
  Officer

Erin R. O'Boyle.......................................       1998     120,733      175,000         175,000           2,271(1)
  Senior Vice President and Chief
  Investment Officer

William A. Bonn.......................................       1998     120,733      175,000         150,000           2,737(1)
  Senior Vice President and
  General Counsel

Randy J. Parker.......................................       1998     120,733      175,000         150,000           2,900(1)
  Senior Vice President and
  Chief Financial Officer

------------------------

(1) Includes $2,000 contributed to a 401(k) plan on behalf of Messrs. Leventhal, Fortin and Bonn and Ms. O'Boyle, and $2,468 contributed to a 401(k) plan on behalf of Mr. Parker. The remainder of each amount represents premiums paid for life insurance on behalf of the Named Executive Officer.

OPTION GRANTS WITH RESPECT TO FISCAL YEAR 1998

    The following table sets forth the options granted with respect to Fiscal 1998 to the Company's Named Executive Officers.

                                                            INDIVIDUAL GRANTS
                                        ----------------------------------------------------------
                                                                                                      POTENTIAL REALIZABLE
                                                           PERCENT OF                               VALUE AT ASSUMED ANNUAL
                                           NUMBER OF      TOTAL OPTIONS                               RATES OF STOCK PRICE
                                          SECURITIES       GRANTED TO                                   APPRECIATION FOR
                                          UNDERLYING        EMPLOYEES      EXERCISE                     OPTION TERM (1)
                                            OPTIONS        FOR FISCAL        PRICE     EXPIRATION   ------------------------
NAME                                      GRANTED (#)       YEAR 1998       ($/SH)        DATE        5% ($)      10% ($)
--------------------------------------  ---------------  ---------------  -----------  -----------  ----------  ------------

Alan M. Leventhal.....................        60,000              2.5%     $      20      3/19/08      754,800     1,912,200
                                             440,000             18.7%     $      20      4/14/08    5,535,200    14,022,800

Lionel P. Fortin......................        60,000              2.5%     $      20      3/19/08      754,800     1,912,200
                                             440,000             18.7%     $      20      4/14/08    5,535,200    14,022,800

Erin R. O'Boyle.......................        50,000              2.1%     $      20      3/19/08      629,000     1,593,500
                                             125,000              5.3%     $      20      4/14/08    1,572,500     3,983,750

William A. Bonn.......................        50,000              2.1%     $      20      3/19/08      629,000     1,593,500
                                             100,000              4.2%     $      20      4/14/08    1,258,000     3,187,000

Randy J. Parker.......................        50,000              2.1%     $      20      3/19/08      629,000     1,593,500
                                             100,000              4.2%     $      20      4/14/08    1,258,000     3,187,000

------------------------

(1) This column shows the hypothetical gain or option spreads of the options granted based on assumed annual compound stock appreciation rates of 5% and 10% over the full 10-year term of the options. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares or reflect non-transferability, vesting or termination provisions. The actual gains, if any, on the exercises of stock options will depend on the future performance of the Common Stock.

OPTION EXERCISES AND YEAR-END HOLDINGS

    The following table sets forth information concerning the number and value of unexercised options to purchase Common Stock of the Company held by the Named Executive Officers who held such options at December 31, 1998. No Named Executive Officer of the Company exercised any options to purchase Common Stock during 1998.

                 AGGREGATED FISCAL YEAR-END 1998 OPTION VALUES

                                                                 NUMBER OF SECURITIES
                                                                UNDERLYING UNEXERCISED             VALUE OF UNEXERCISED
                                                                      OPTIONS AT                 IN-THE-MONEY OPTIONS AT
                                                                DECEMBER 31, 1998 (#)            DECEMBER 31, 1998 ($)(1)
                                                            ------------------------------  ----------------------------------
NAME                                                          EXERCISABLE    UNEXERCISABLE    EXERCISABLE      UNEXERCISABLE
----------------------------------------------------------  ---------------  -------------  ---------------  -----------------
Alan M. Leventhal.........................................            --          500,000             --                --
Lionel P. Fortin..........................................            --          500,000             --                --
Erin R. O'Boyle...........................................            --          175,000             --                --
William A. Bonn...........................................            --          150,000             --                --
Randy J. Parker...........................................            --          150,000             --                --

------------------------

(1) There is no public trading market for the Company's Common Stock, and any attempt to estimate the value of outstanding options is limited by the security's illiquidity. Nonetheless, management believes that the value of all outstanding options held by the Named Executive Officers was not above the original exercise price as of December 31, 1998.

LONG-TERM INCENTIVE PLAN

    The Long-Term Incentive Plan is designed to reward certain members of management for growth of the Company's Funds from Operations in excess of a specified benchmark as described below. If Funds from Operations exceed this benchmark, management will be entitled to receive an Incentive Return determined in the manner described below (the "Incentive Return"). This Incentive Return shall be calculated at December 31, 2001 (the "Determination Date").

    The Incentive Return shall equal the product of:

    (A) 12% of the dollar amount by which:

       (i) the Actual Return exceeds

       (ii) the Base Return; multiplied by

    (B) the weighted average of shares of Common Stock and Operating Partnership Units outstanding for the twelve months immediately preceding the Determination Date; multiplied by

    (C) the Company's Multiple as defined below.

For the purposes of calculating the Incentive Return:

    "Actual Return" means the Funds from Operations (before the Incentive Return) of the Company per share of Common Stock and per Operating Partnership Unit for the twelve months immediately preceding the Determination Date;

    "Base Return" means an amount equal to what Funds from Operations would have been for the twelve month period immediately preceding the Determination Date assuming a benchmark cumulative rate of return on the price at which the Common Stock was sold in connection with the March, 1998 offering equal to 10% per annum, compounding quarterly, calculated since the beginning of the calendar quarter following the date of closing.

    "Funds from Operations" as defined by NAREIT, means net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus depreciation and amortization (in each case, only real estate-related assets), and after adjustments for unconsolidated partnerships and joint ventures; and

    "Multiple" means the price of the Common Stock divided by Funds from Operations per share for the fiscal quarter ending on the Determination Date on an annualized basis.

LONG-TERM INCENTIVE PLAN -- AWARDS IN LAST FISCAL YEAR

                                                                                      ESTIMATED FUTURE PAYOUTS
                                                                                    NON-STOCK PRICE-BASED PLANS
                                      PERCENT OF                                   ------------------------------
                                     SHARES, UNITS                                                        MAXIMUM
                                       OR OTHER      PERFORMANCE OR OTHER PERIOD   THRESHOLD    TARGET     ($ OR
NAME                                    RIGHTS       UNTIL MATURATION OF PAYOUT    ($ OR #0)   ($ OR #)     #)
-----------------------------------  -------------   ---------------------------   ---------   --------   -------
Alan M. Leventhal (1)..............       38%        December 31, 2001                (2)         (2)       (2)
Lionel P. Fortin (1)...............       38%        December 31, 2001                (2)         (2)       (2)
Erin R. O'Boyle....................        3%        December 31, 2001                (2)         (2)       (2)
William A. Bonn....................        3%        December 31, 2001                (2)         (2)       (2)
Randy J. Parker....................        3%        December 31, 2001                (2)         (2)       (2)

------------------------

(1) The Incentive Return of each of Mr. Leventhal and Mr. Fortin is held in a family trust.

(2) The Company has established a Long-Term Incentive Plan with awards based upon growth of Funds from Operations above a specified benchmark over a three year period. Participants in this plan will receive their specified percentage of the total award, which will vest in accordance with the terms of the Long-Term Incentive Plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Current members of the Compensation Committee are Messrs. Clark, Shulman and Sperling. None of these individuals is an executive officer of the Company. Mr. Leventhal, the Chairman and Chief Executive Officer of the Company, serves as an EX-OFFICIO member of the Compensation Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The Company was incorporated on January 21, 1998 as a Massachusetts corporation and was initially capitalized through loans from the Company's founders, Messrs. Leventhal and Fortin, in the amount of $3.6 million. On May 1, 1998, the loans were repaid.

    As of May 25, 1999, Messrs. Bonn, Fletcher, Halsted, Mitchell, Parker and Wheeler, as well as Ms. O'Boyle, each held a 3% interest in the Incentive Return and Ms. Broderick and Mr. Ragno each held a 1% interest in the Incentive Return. The balance of the Incentive Return is split equally between the family trusts of Messrs. Leventhal and Fortin. See "Long-Term Incentive Plan."

    The Company has entered into Indemnification Agreements with each of its directors and executive officers and maintains directors and officers liability insurance for such parties.

EMPLOYMENT AGREEMENTS

    On March 20, 1998, the Company entered into Employment Agreements with each of Mr. Leventhal and Mr. Fortin. These agreements are for a term of three years and provide for a minimum Base Salary of $200,000 per annum. Such agreements are terminable by the Company or the executive at will upon 30 days' notice. Notice by the Company must be given by a majority vote of all of the members of the Board of Directors. In the event the executive is terminated for reasons other than for Cause (as defined) or if the executive terminates his employment for Good Reason (as defined), the Company is required to pay a lump sum amount to the executive equal to three times the sum of the executive's base salary and the highest potential bonus that could be earned by the executive in the year of termination. In addition, all stock options shall fully vest and the executive will also be entitled to participate in the Company's Long-Term Incentive Plan as if the termination had not occurred. If the executive is terminated for Cause or leaves other than for Good Reason, the Company will be obligated to pay the base salary through the Termination Date set forth in the notice of termination. In the event any payments (severance or otherwise) under these Agreements would be subject to an excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, the executive shall be made whole after payment of any taxes or penalties. During the term of employment and for an additional one year period following employment if the executive is terminated for Cause or other than Good Reason, the executives have each agreed not to engage in certain competitive activities with the Company.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    OBJECTIVES OF EXECUTIVE COMPENSATION. The Company's executive compensation program is intended to attract, retain and reward experienced, highly motivated executives who are capable of leading the Company effectively and continuing its growth and profitability. The Company's objective is to utilize a combination of cash and equity-based compensation to provide appropriate incentives for executives while aligning their interests with those of the Company's stockholders.

    The Company compensates its executive officers through a combination of annual base salary, annual cash bonuses, awards under the Stock Incentive Plan and awards under the Long-Term Incentive Plan. The Company's goal is to provide total compensation to its executive officers that is competitive with those levels of total compensation paid in the REIT industry for companies with similar property portfolios and of similar size, makeup and performance. For purposes of evaluating relative executive compensation amounts, the Compensation Committee reviewed the total compensation paid by comparable REITs that were selected based primarily on financial performance, property type, geographical location and market capitalization.

    The Company's compensation program has four principal elements: base salary, cash bonuses, awards under the Stock Incentive Plan and performance incentive bonuses under the Long-Term Incentive Plan.

        BASE SALARY. The Company establishes base salary levels for its key executives relative to base salary levels for key executives of comparable REITs. For fiscal year 1998, base salaries of the Company's President, Chief Operating Officer and Chief Financial Officer were set at rates that the Company believes were generally lower than the median base salaries earned by officers holding similar positions within other comparable REITs. This is consistent with the Company's policy to place greater emphasis on performance-related incentive compensation, such as bonuses and stock options.

        CASH BONUSES. Cash bonuses paid to executive officers generally are earned primarily through the achievement of certain organizational, strategic and financial goals relative to each officer's responsibilities. The Compensation Committee has full discretion to determine the amounts, if any, annually available for bonuses pursuant to any bonus plan or formula approved by the Board of Directors and to determine specific bonus awards to executive officers.

        STOCK INCENTIVE PLAN. Stock options granted under the Company's Stock Incentive Plan are designed to provide long-term performance incentives and rewards tied to the price of the Company's Common Stock. The Compensation Committee views stock options as a means of aligning management and stockholder interests and expanding management's long-term perspective.

        LONG-TERM INCENTIVE PLAN. In order to further align management and stockholder interests, the Company has established a Long-Term Incentive Plan. The Long-Term Incentive Plan is designed to reward certain members of management for growth of the Company's Funds from Operations in excess of a specified benchmark. If Funds from Operations exceed this benchmark, management will be entitled to receive an Incentive Return. See "Long-Term Incentive Plan."

    COMPENSATION COMMITTEE PROCEDURES. The Company's executive compensation program is administered under the direction of the Company's Compensation Committee. Final compensation determinations for each fiscal year are generally made after financial statements for such fiscal year become available. At that time, bonuses, if any, are determined for the past year's performance, base salaries for the following fiscal year are set and grants of stock options, if any, are generally made. At a meeting on January 12, 1999, the Compensation Committee determined annual cash bonuses for its officers and certain key employees, as described in the Summary Compensation Table included in this Proxy Statement. Awards of stock options and interests in the Long-Term Incentive Plan were granted after the Company's Common Stock offering.

    COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. The base salary for Mr. Leventhal, the Company's Chief Executive Officer, was established by Mr. Leventhal's employment agreement. See "Employment Agreements." The Compensation Committee considers the Company's financial performance to be the principal determinant in the overall compensation package of the Chief Executive Officer. In determining Mr. Leventhal's total compensation, the Compensation Committee noted that, among other things, in 1998 the Company (i) successfully implemented its business plan and invested $350 million of equity in real estate valued at $538 million; (ii) signed a letter of intent to invest $150 million in Patriot American Hospitality, Inc. and Wyndham International, Inc.; and (iii) initiated plans for new developments in Seattle, Washington, and Silicon Valley, California. Based upon its evaluation of factors such as the foregoing, the Compensation Committee makes subjective determinations of base salary and bonus compensation levels.

    COMPENSATION OF OTHER EXECUTIVE OFFICERS. The Company's executive compensation program for other executive officers is based on the same performance goals described above for the Chief Executive Officer, although the corporate and individual performance goals and the relative weighting of the quantitative performance factors described above vary, depending on the responsibilities of particular officers. The Compensation Committee seriously considers the Chief Executive Officer's evaluations and recommendations with respect to the other executive officers of the Company. In recognition of the Company's achievements as described above, the Compensation Committee approved the Named Executive Officers' incentive bonuses described in the Summary Compensation Table for the Company's fiscal year 1998.

    The Securities and Exchange Commission (the "SEC") requires that the Compensation Committee report comment upon the Company's policy with respect to
Section 162(m) of the Code, which limits the deductibility on the Company's tax return of compensation over $1 million to any of the Named Executive Officers of the Company unless, in general, the compensation is paid pursuant to a plan which is performance-related, non-discretionary and has been approved by the Company's stockholders. The Compensation Committee's policy with respect to
Section 162(m) is to make every reasonable effort to ensure that compensation is deductible to the extent permitted, while simultaneously providing Company executives with appropriate rewards for their performance. The Company did not pay any compensation with respect to 1998 that would be subject to Section 162(m).

                                        SUBMITTED BY THE COMPENSATION COMMITTEE:
                                        Stephen T. Clark
                                        Steven Shulman
                                        Scott M. Sperling

STOCK PERFORMANCE GRAPH

    The following graph provides a comparison, from the closing of the Company's offering in March 1998 through December 1998, of the cumulative total shareholder return among the Company, the Russell 2000 Index and the Morgan Stanley REIT Index (the "Morgan Stanley Index"), an industry index of real estate investment trusts. Upon written request, the Company will provide any stockholder with a list of the REITs included in the Morgan Stanley Index. The historical information set forth below is not necessarily indicative of future performance. The Company's Common Stock trades only in the Portal Market. There is no established public trading market for the Common Stock. The Company declared a dividend of $0.48 per share payable on January 26, 1999 to shareholders of record as of December 30, 1998. Because there were no trades of the Company's stock between December 9, 1998 and February 1, 1999, the effect of the stock trading ex-dividend cannot be ascertained. Therefore, the cumulative total return for the Company's Common Stock is based upon a trade that occurred on December 9, 1998 and does not reflect any amount that would be realized from the reinvestment of the dividend or any change in the price of the Common Stock following payment of the dividend. The calculation of total cumulative return assumes a $100 investment in the Company's Common Stock, the Russell 2000 Index and the Morgan Stanley REIT Index on March 20, 1998, the date of the Company's sale of stock in its original offering. The cumulative return of the Russell 2000 Index and the Morgan Stanley REIT Index assumes the reinvestment of all dividends.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           RUSSELL 2000  MORGAN STANLEY   BEACON CAPITAL

                  Index       REIT Index   Partners, Inc.
3/20/98            $100             $100             $100
3/31/98            $101             $103             $100
4/30/98            $102             $100             $101
5/31/98             $96              $99             $101
6/30/98             $96              $99             $101
7/31/98             $89              $92             $101
8/31/98             $71              $83             $101
9/30/98             $77              $88             $101
10/31/98            $80              $87              $90
11/30/98            $84              $88              $90
12/31/98            $89              $86              $79

                                   PROPOSAL 2
               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

    The Board of Directors of the Company, upon the recommendation of the Audit Committee, has selected the accounting firm of Ernst & Young LLP to serve as the Company's independent auditors for the fiscal year ended December 31, 1999. Ernst & Young LLP has served as the Company's independent auditors since March 1998 and is considered by management of the Company to be well qualified. A representative of Ernst & Young LLP will be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

    Although the Company is not required to submit the ratification and approval of the selection of its independent auditors to a vote of stockholders, the Board of Directors believes that it is sound policy to do so. In the event that the majority of the votes cast are against the selection of Ernst & Young LLP, the directors will consider the vote and the reasons therefor in future decisions on the selection of independent auditors.

                     PRINCIPAL AND MANAGEMENT STOCKHOLDERS

    The following table sets forth the beneficial ownership of the Company's Common Stock as to (i) each person or entity who is known by the Company to have beneficially owned more than five percent of the Company's Common Stock as of May 25, 1999, (ii) each of the Company's directors, (iii) each of the Named Executive Officers, and (iv) all directors and executive officers as a group, based on representations of officers and directors of the Company as of May 25, 1999 (unless otherwise indicated) and filings as of February, 1999 received by the Company on Schedules 13G under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All such information was provided by the stockholders listed (unless otherwise indicated) and reflects their beneficial ownership known by the Company. All percentages have been calculated as of May 25, 1999.

                                                          AMOUNT AND NATURE
                                                     OF BENEFICIAL OWNERSHIP (2)
                                               ----------------------------------------
NAME AND ADDRESS OF BENEFICIAL OWNER (1)        NUMBER                   PERCENT
---------------------------------------------  ---------          ---------------------
Wellington Management Company................  2,300,000            10.9% (3)
  75 State Street
  Boston, MA 02109
Southeastern Asset Management................  2,075,000             9.8%
  6410 Poplar Drive
  Memphis, TN 38119
RREEF Venture Capital Fund LP................  1,650,000             7.8%
  875 N. Michigan Avenue
  Chicago, IL 60611
ABKB/La Salle................................  1,337,500             6.4%
  100 East Pratt Street
  Baltimore, MD 21202
Alan M. Leventhal............................    757,962             3.6% (4)
Lionel P. Fortin.............................    437,690             2.1% (5)
Stephen T. Clark.............................      8,258                * (6)
Robert M. Melzer.............................     10,361                * (7)
Steven Shulman...............................     13,819                * (8)
Scott M. Sperling............................      8,126                * (9)
Erin O'Boyle.................................     60,328                * (10)
Randy Parker.................................     51,335                * (11)
William A. Bonn..............................     50,995                * (11)
All Directors and Executive Officers
  as a Group (9 Persons).....................  1,398,874             6.5%(4)(5)(6)(7)
                                                                        (8)(9)(10)(11)

------------------------

*   Less than one percent

(1) All information has been determined as of May 25, 1999. For the purposes of this table, a person is deemed to have "beneficial ownership" of the number of shares of Common Stock that person has the right to acquire within 60 days of May 25, 1999 pursuant to the exercise of stock options or redemption of Operating Partnership Units (assuming the Company elects to issue Common Stock rather than pay cash upon such redemption) held by such person or an affiliate of such person. Unless otherwise noted, the address of each Beneficial Owner is: c/o Beacon Capital Partners, Inc., One Federal Street, 26th Floor, Boston, MA 02110. As of May 25, 1999, 20,973,932 shares of Common Stock were issued and outstanding.

(2) For the purpose of computing the percentage of outstanding shares of Common Stock held by each person, any shares of Common Stock which such person has the right to acquire within 60 days of May 25, 1999 pursuant to the exercise of a stock option or upon the redemption of Operating Partnership Units is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percent ownership of any other person.

(3) Includes shares held by 2 separate stockholders, which the Company believes to be controlled by Wellington Management Company.

(4) Includes Operating Partnership Units and currently exercisable options to purchase 166,650 shares of Common Stock held indirectly by a trust, of which Mr. Leventhal is a beneficiary. Excludes options to purchase 333,350 shares of Common Stock granted to Mr. Leventhal and subsequently transferred to the same trust, which options are not presently exercisable.

(5) Includes Operating Partnership Units and currently exercisable options to purchase 166,650 shares of Common Stock held indirectly by a trust, of which Mr. Fortin's wife is a beneficiary. Excludes options to purchase 333,350 shares of Common Stock granted to Mr. Fortin and subsequently transferred to the same trust, which options are not presently exercisable.

(6) Includes currently exercisable options to purchase 8,258 shares of Common Stock.

(7) Includes currently exercisable options to purchase 5,000 shares of Common Stock.

(8) Includes currently exercisable options to purchase 8,458 shares of Common Stock.

(9) Includes currently exercisable options to purchase 8,126 shares of Common Stock.

(10) Includes currently exercisable options to purchase 58,328 shares of Common Stock and excludes options to purchase 116,672 shares of Common Stock, which options are not presently exercisable.

(11) Includes currently exercisable options to purchase 49,995 shares of Common Stock and excludes options to purchase 100,005 shares of Common Stock, which options are not presently exercisable.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities (collectively, "Insiders"), to file reports of ownership and changes in ownership with the SEC. Insiders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of copies of such reports and written representations that no other reports were required during the fiscal year ended December 31, 1998, all transactions in the Company's securities that were engaged in by Insiders, and therefore required to be disclosed pursuant to Section 16(a) of the Exchange Act, were timely reported.

                                 OTHER MATTERS

SOLICITATION OF PROXIES

    The cost of solicitation of proxies in the form enclosed herewith will be paid by the Company. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company may also solicit proxies personally or by telephone without additional compensation for such activities.

The Company will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. The Company will reimburse such holders for their reasonable expenses.

STOCKHOLDER PROPOSALS FOR ANNUAL MEETINGS

    Stockholder proposals (including director nominations) submitted pursuant to Exchange Act Rule 14a-8 for inclusion in the Company's proxy statement and form of proxy for the 2000 Annual Meeting of Stockholders must be received by the Company by January 29, 2000. Such a proposal must also comply with the requirements as to form and substance established by the SEC for such a proposal to be included in the proxy statement and form of proxy.

    For a proposal of a stockholder (including director nominations) to be presented at the Company's 2000 Annual Meeting of Stockholders, other than a stockholder proposal submitted pursuant to Rule 14a-8 of the Exchange Act, a stockholder's notice must be delivered to, or mailed and received at, the principal executive office of the Company, together with all supporting documentation required by the Company's Bylaws, not sooner than February 23, 2000 nor later than April 8, 2000; provided, however, that in the event the annual meeting is scheduled to be held on a date more than 30 days before the anniversary date of the immediately preceding annual meeting (the "Anniversary Date") or more than 60 days after the Anniversary Date, a stockholder's notice shall be timely if delivered to, or mailed to and received by, the Company at its principal executive office not later than the close of business on the later of (1) the 75th day prior to the scheduled date of such annual meeting or (2) the 15th day following the day on which public announcement of the date of such annual meeting is first made by the Company.

    Any such proposals should be mailed to: Beacon Capital Partners, Inc., One Federal Street, 26th Floor, Boston, Massachusetts 02110, Attention: Secretary.

OTHER MATTERS

    The Board of Directors does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.

    REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT TO THE COMPANY. PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD TODAY.

                                   DETACH HERE
-----------------------------------------------------------------------------
                                      PROXY


                          BEACON CAPITAL PARTNERS, INC.


                One Federal Street, 26th Floor, Boston, MA 02110
        Proxy for Annual Meeting of Stockholders to be held on June 22, 1999
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     The undersigned hereby constitutes and appoints Alan M. Leventhal and Lionel P. Fortin, and each of them, as Proxies of the undersigned, with full power of substitution, to vote all shares of Common Stock of Beacon Capital Partners, Inc., (the "Company") held of record by the undersigned as of the close of business on April 28, 1999, on behalf of the undersigned at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at Goodwin, Procter & Hoar LLP, Exchange Place, Boston, Massachusetts, 02109, 3:00 p.m. local time on Tuesday, June 22, 1999 and at any adjournments or postponements thereof.

     When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is given, this proxy will be voted FOR the Nominees of the Board of Directors listed in Proposal 1 and FOR Proposal 2. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. A stockholder wishing to vote in accordance with the Board of Directors' recommendations need only sign and date this Proxy and return it in the enclosed envelope.

PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

-----------                                                         -----------
SEE REVERSE                                                         SEE REVERSE
   SIDE                                                                  SIDE
-----------                                                         -----------

     PLEASE MARK
|X|  VOTES AS IN
     THIS EXAMPLE.


    1. To elect two Class I Directors of the Company to serve until the 2002 Annual Meeting of Stockholders and until their successors are duly elected and qualified.


        Nominees: Alan M. Leventhal and Robert M. Melzer

                                                    FOR ALL
                  FOR            WITHHELD           EXCEPT
                  | |               | |               | |

    _______________________________________________
    NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and write the name(s) of the nominee(s) you wish to exclude on the line above.

    2. To ratify the selection of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 1999.

                  FOR             AGAINST          ABSTAIN
                  | |               | |              | |

    3. To consider and act upon any other matters that may properly be brought before the Annual Meeting and any adjournments or postponements thereof.

        MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  | |

        The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Company's 1998 Annual Report (previously sent to Stockholders) and hereby revoke(s) any proxy or proxies heretofore given. This Proxy may be revoked at any time before it is exercised.

        NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature:__________________ Date:______  Signature:__________________ Date:____